VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025
($ reported in thousands)

	Shares	Value
Preferred Stock—2.2%
Germany—2.2%
Sartorius AG, 0.320%	29,826	$6,930
Total Preferred Stock (Identified Cost $8,571)		6,930

Common Stocks—97.0%
Brazil—2.4%
MercadoLibre, Inc.(1)	3,293	7,696
Canada—9.4%
Canadian Pacific Kansas City Ltd.	165,707	12,344
Shopify, Inc. Class A(1)	55,934	8,312
Waste Connections, Inc.	52,192	9,175
		29,831

China—10.7%
AIA Group Ltd. (Hong Kong)	1,070,579	10,270
Alibaba Group Holding Ltd. (Hong Kong) Sponsored ADR	97,838	17,486
Yum China Holdings, Inc.	141,970	6,221
		33,977

France—5.9%
Dassault Systemes SE	298,858	10,004
L’Oreal S.A.	19,985	8,646
		18,650

Germany—4.0%
SAP SE Sponsored ADR	47,684	12,742
India—6.4%
HDFC Bank Ltd. ADR	358,370	12,242
Infosys Ltd. Sponsored ADR(2)	489,144	7,958
		20,200

Ireland—3.0%
Experian plc	191,255	9,574
Japan—5.5%
Fast Retailing Co., Ltd.	37,643	11,465
Recruit Holdings Co., Ltd.	109,545	5,898
		17,363

	Shares	Value

Mexico—4.3%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	74,754	$7,373
Wal-Mart de Mexico SAB de C.V.	2,033,566	6,283
		13,656

Netherlands—10.3%
Adyen N.V.(1)	6,873	11,014
Heineken N.V.	80,989	6,316
Universal Music Group N.V.	525,314	15,147
		32,477

Switzerland—5.7%
Alcon AG	158,724	11,827
Galderma Group AG	35,146	6,106
		17,933

Taiwan—4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	47,755	13,337
United Kingdom—17.8%
Aon plc Class A	33,961	12,110
ARM Holdings plc ADR(1)	47,649	6,742
Haleon plc	1,903,326	8,509
Linde plc	17,315	8,225
Sage Group plc (The)	819,286	12,120
Unilever plc Sponsored ADR	146,967	8,712
		56,418

United States—7.4%
Atlassian Corp. Class A(1)	45,985	7,344
STERIS plc	65,388	16,179
		23,523

Total Common Stocks (Identified Cost $266,268)		307,377

Total Long-Term Investments—99.2% (Identified Cost $274,839)		314,307

	Shares	Value

Securities Lending Collateral—2.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.041%)(3)(4)	7,981,357	$7,981
Total Securities Lending Collateral (Identified Cost $7,981)		7,981

TOTAL INVESTMENTS—101.7% (Identified Cost $282,820)		$322,288
Other assets and liabilities, net—(1.7)%		(5,425)
NET ASSETS—100.0%		$316,863

Abbreviation:
ADR	American Depositary Receipt
plc	Public Limited Company

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United Kingdom	18%
China	11
Netherlands	10
United States	10
Canada	9
India	6
Germany	6
Other	30
Total	100%
† % of total investments as of September 30, 2025.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2025	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stock	$6,930	$6,930
Common Stocks	307,377	307,377
Securities Lending Collateral	7,981	7,981
Total Investments	$322,288	$322,288
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2025.
There were no transfers into or out of Level 3 related to securities held at September 30, 2025.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the
Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.